UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

June 8, 2023 (June 2, 2023)

Date of Report (Date of earliest event reported)

Ocean Biomedical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

55 Claverick St., Room 325

Providence, RI 02903

(Address of Principal Executive Offices)

(401) 444-7375

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OCEA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	OCEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Loan Agreement with McKra Investments III

On June 2, 2023, Ocean Biomedical, Inc., a Delaware corporation (the “Company”), and McKra Investments III, a California general partnership (“McKra”), entered into that certain Amendment to Loan Agreement, dated June 2, 2023 but effective as of May 12, 2023 (the “McKra Loan Amendment”). The purpose of the McKra Loan Amendment was to amend and supplement the Loan Agreement that the Company and McKra entered into on March 28, 2023 (the “McKra Loan Agreement”), pursuant to which McKra made a single advance loan of $1,000,000 to the Company, which bears interest at a rate of 15% per annum (the “McKra Advance”).

Under the McKra Loan Amendment, the Company is required to:

(1)	pay McKra $175,000, which McKra will apply as payment towards any outstanding fees due under the McKra Loan Agreement, upon the execution of the McKra Loan Amendment;

(2)	pay McKra $500,000, which McKra will apply as partial payment towards the McKra Advance, within five business days of the Company’s receipt of funds pursuant to that certain Securities Purchase Agreement, dated May 15, 2023, between the Company and Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B, as amended by that certain Amendment No. 1 to the Securities Purchase Agreement, dated May 25, 2023 (as amended, the “SPA”), in connection with the first Additional Closing (as defined in the SPA) under the SPA;

(3)	pay McKra $500,000 plus any accrued unpaid interest, which McKra will apply as payment in full of the McKra Advance, within five business days of the Company’s receipt of funds in connection with the second Additional Closing under the SPA; and

(4)	repay the McKra Advance plus any accrued unpaid interest as promptly as possible using the proceeds from any Capital Raise (as defined in the McKra Loan Amendment) that generates proceeds of at least $25,000,000 for the Company.

In exchange for entering into the McKra Loan Amendment, the Company must issue 25,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”; such shares of Common Stock, the “McKra Extension Shares”), to McKra within five business days of the parties’ execution of the McKra Loan Amendment. No later than 30 days after such issuance, the Company must file a registration statement for the McKra Extension Shares.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Loan Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Omnibus Amendment to Loan Agreements with Second Street Capital, LLC

On June 2, 2023, the Company and Second Street Capital, LLC, a California limited liability company (“Second Street Capital”), entered into that certain Omnibus Amendment to Loan Agreements, dated June 2, 2023 but effective as of May 12, 2023 (the “Second Street Loans Amendment”). The purpose of the Second Street Loans Amendment was to amend and supplement three loan agreements between the Company and Second Street Capital (collectively, the “Second Street Loan Agreements”), pursuant to which Second Street Capital made three advance loans totaling $1,700,000 to the Company, each of which bears interest at 15% per annum (collectively, the “Second Street Advances”). The Second Street Loan Agreements consist of the following:

(i)	Loan Agreement, dated February 22, 2023, pursuant to which Second Street Capital made a single advance loan of $600,000 to the Company (the “First Loan”), as amended by a total of five amendments to such Loan Agreement, dated April 22, 2022, September 30, 2022, December 30, 2022, February 15, 2023, and March 31, 2023, which successively extended the maturity date of the First Loan to May 31, 2023;

(ii)	Loan Agreement, dated April 22, 2022, pursuant to which Second Street Capital made a single advance loan of $200,000 to the Company (the “Second Loan”), as amended by a total of five amendments to such Loan Agreement, dated September 30, 2022, December 30, 2022, January 10, 2023, February 15, 2023, and March 31, 2023, pursuant to which the aggregate principal amount of the Second Loan was increased to $400,000 and the maturity date of the Second Loan was successively extended to May 31, 2023; and

(iii)	Loan Agreement dated March 29, 2023, pursuant to which Second Street Capital agreed to make advance loans to the Company in the principal amount of $700,000.

Under the Second Street Loans Amendment, the Company is required to:

(1)	pay Second Street Capital $325,000, which Second Street Capital will apply as payment towards any outstanding fees due under the Second Street Loan Agreements, upon the execution of the Second Street Loans Amendment;

(2)	pay Second Street Capital $500,000, which Second Street Capital will apply as partial payment towards the Second Street Advances, within five business days of the Company’s receipt of funds in connection with the first Additional Closing under the SPA;

(3)	pay Second Street Capital $1,200,000 plus any accrued unpaid interest, which Second Street Capital will apply as payment in full of the Second Street Advances, within five business days of the Company’s receipt of funds in connection with the second Additional Closing under the SPA; and

(4)	repay the Second Street Advances plus any accrued unpaid interest as promptly as possible using the proceeds from any Capital Raise (as defined in the Second Street Loans Amendment) that generates proceeds of at least $25,000,000 for the Company.

In exchange for entering into the Second Street Loans Amendment, the Company must issue 25,000 shares of Common Stock (the “Second Street Extension Shares”) to Second Street Capital within five business days of the parties’ execution of the Second Street Loans Amendment. No later than 30 days after such issuance, the Company must file a registration statement for the Second Street Extension Shares.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment to Loan Agreements, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Loan Agreement, dated June 2, 2023, between the Company and McKra Investments III
10.2	Omnibus Amendment to Loan Agreements, dated June 2, 2023, between the Company and Second Street Capital, LLC
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN BIOMEDICAL, INC.

	By:	/s/ Elizabeth Ng
Elizabeth Ng
Chief Executive Officer

Date: June 8, 2023